Exhibit 99.1

SUN MICROSYSTEMS REPORTS RESULTS FOR

THIRD QUARTER FISCAL YEAR 2006

—Revenues up 21%

SANTA CLARA, Calif. - April 24, 2006 - Sun Microsystems, Inc., (NASDAQ: SUNW) reported results today for its fiscal third quarter, which ended March 26, 2006.

Revenues for the third quarter of fiscal 2006 were $3.177 billion, an increase of 21 percent as compared with $2.627 billion for the third quarter of fiscal 2005. The year over year revenue increase was driven by recent acquisitions and by growth in traditional products. Total gross margin as a percent of revenues was 43.0 percent, an increase of 1.6 percentage points, as compared with the third quarter of fiscal 2005.

Net loss for the third quarter of fiscal 2006 on a GAAP basis was $217 million or a net loss of ($0.06) per share, as compared with a net loss of $28 million, or a net loss per share of ($0.01), for the third quarter of fiscal 2005.

GAAP net loss for the third quarter of fiscal 2006 includes: $87 million principally related to intangible asset amortization associated with our recent acquisitions, $57 million of stock-based compensation charges relating to the implementation of SFAS 123R, $36 million of restructuring charges, a $4 million gain on equity investments, and a $4 million benefit for related tax effects. The net impact of these five items is approximately ($0.05) per share.

Cash generated from operations for the third quarter was $197 million and cash and marketable debt securities balance at the end of the quarter was $4.429 billion.

“We’re growing again. Products are winning awards. The Solaris™ 10 Operating System is a runaway success. The next step is consistent profitability,” said Scott McNealy, chairman and CEO, Sun Microsystems.

“Each quarter we drive for measurable improvement in our products, customer acceptance, competitive position and operational execution. During Q3, we grew our business year over year in the United States, most of Asia, parts of Europe and almost all parts of the International Americas. We’re pleased with customer acceptance of our products in key markets such as telco, government, energy and retail, to name a few. We’re well positioned in the marketplace, and expect to reach new and traditional customers with our open source, industry-leading Solaris 10 software stack and our recently improved systems products,” said Jonathan Schwartz, president and COO, Sun Microsystems.

“Our investments in R&D during the past couple of years have resulted in a terrific product line. Combined with our recent acquisitions of StorageTek and SeeBeyond, as well as other technologies, we now offer a broader and more compelling portfolio of choices to our customers. We’re pleased with the improvement in demand across numerous geographies; in particular, our growth in the U.S. market was broadly-based across both traditional and nascent industries. We delivered the results we were anticipating, including our operating expense guidance for the quarter,” said Michael Lehman, chief financial officer and executive vice president, Corporate Resources, Sun Microsystems.

Sun has scheduled a conference call today to discuss its earnings for Q3 fiscal year 2006 at 1:30 p.m. (PT), which is being broadcast live at www.sun.com/investors.

About Sun Microsystems, Inc.

A singular vision — “The Network Is The Computer”TM — guides Sun in the development of technologies that power the world’s most important markets. Sun’s philosophy of sharing innovation and building communities is at the forefront of the next wave of computing: the Participation Age. Sun can be found in more than 100 countries and on the Web at sun.com.

FOR MORE INFORMATION

INVESTOR CONTACT:

Bret Schaefer (650) 786-0123

bret.schaefer@sun.com

MEDIA CONTACT:

Stephanie Von Allmen (650) 786-8589

stephanie.vonallmen@sun.com

INDUSTRY ANALYST CONTACT:

Joanne Masters (650) 786-0847

joanne.masters@sun.com

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the future results and performance of Sun Microsystems, Inc., including statements regarding growth, consistent profitability, Sun’s position in the marketplace and expectations regarding reaching new and traditional customers. These forward-looking statements involve risks and uncertainties and actual results could differ materially from those predicted in any such forward-looking statements. Factors that could cause actual results to differ materially from those contained in our projections and forward-looking statements include:

increased competition; failure to rapidly and successfully develop and introduce new products; our reliance on single-source suppliers; risks associated with our ability to purchase a sufficient amount of components to meet demand; inventory risks; risks associated with our international customers and operations; delays in product development or customer acceptance and implementation of new products and technologies; our dependence on significant customers and specific industries; our dependence on channel partners; risks associated with our tape products; and failure to successfully integrate acquisition candidates. Please also refer to Sun’s periodic reports that are filed from time to time with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2005 and our Quarterly Reports on Form 10-Q for the fiscal quarters ended September 25, 2005 and December 25, 2005. Sun assumes no obligation to, and does not currently intend to, update these forward-looking statements.

To supplement Sun’s consolidated financial statements presented in accordance with GAAP, Sun provides non-GAAP net income (loss) and non-GAAP net income (loss) per share data. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

Sun’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain charges, gains and tax effects that may not be indicative of our core business operating results. Sun believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing Sun’s performance. These non-GAAP financial measures also facilitate comparisons to Sun’s historical performance and our competitors’ operating results. We include these non-GAAP financial measures because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making. Non-GAAP measures are reconciled to comparable GAAP measures in the table entitled “Non-GAAP Calculation of Net Income (Loss) Excluding Special Items” following the text of this press release.

Sun, Sun Microsystems, the Sun logo, Solaris, and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and in other countries.

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	March 26, 2006	March 27, 2005	March 26, 2006	March 27, 2005
Net revenues:
Products	$2,035	$1,683	$5,847	$5,199
Services	1,142	944	3,393	2,897

Total net revenues	3,177	2,627	9,240	8,096
Cost of sales:
Cost of sales-products (including stock-based compensation expense of $3 and $8) (1)	1,152	975	3,341	3,044
Cost of sales-services (including stock-based compensation expense of $7 and $21) (1)	658	565	1,909	1,694

Total cost of sales	1,810	1,540	5,250	4,738

Gross margin	1,367	1,087	3,990	3,358
Operating expenses:
Research and development (including stock-based compensation expense of $19 and $54) (1)	523	450	1,503	1,313
Selling, general and administrative (including stock-based compensation expense of $28 and $79) (1)	1,020	735	2,904	2,131
Restructuring charges	36	44	58	176
Purchased in-process research and development	—	—	60	—

Total operating expenses	1,579	1,229	4,525	3,620

Operating loss	(212)	(142)	(535)	(262)
Gain on equity investments, net	4	2	31	7
Interest and other income, net	26	91	95	155

Loss before income taxes	(182)	(49)	(409)	(100)
Provision for (benefit from) income taxes	35	(21)	154	57

Net loss	$(217)	$(28)	$(563)	$(157)

Net loss per common share-basic & diluted	$(0.06)	$(0.01)	$(0.16)	$(0.05)

Shares used in the calculation of net loss per common share-basic & diluted	3,443	3,376	3,425	3,358

(1)	For the three and nine months ended March 26, 2006, respectively.

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	March 26, 2006	June 30, 2005*
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,641	$2,051
Short-term marketable debt securities	1,231	1,345
Accounts receivable, net	2,301	2,231
Inventories	574	431
Deferred and prepaid tax assets	279	255
Prepaid expenses and other current assets	687	878

Total current assets	6,713	7,191

Property, plant and equipment, net	1,880	1,769
Long-term marketable debt securities	1,557	4,128
Goodwill	2,487	441
Other acquisition-related intangible assets, net	1,083	113
Other non-current assets, net	650	548

	$14,370	$14,190

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and short-term borrowings	$505	$—
Accounts payable	1,315	1,167
Accrued payroll-related liabilities	744	713
Accrued liabilities and other	930	1,014
Deferred revenues	1,651	1,648
Warranty reserve	244	224

Total current liabilities	5,389	4,766

Long-term debt	585	1,123
Long-term deferred revenues	505	544
Other non-current obligations	1,504	1,083
Total stockholders’ equity	6,387	6,674

	$14,370	$14,190

*	Derived from audited financial statements

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited, in millions)

	Nine Months Ended
	March 26, 2006	March 27, 2005
Cash flows from operating activities:
Net loss	$(563)	$(157)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	440	497
Amortization of other acquisition related intangible assets	242	57
Deferred taxes	(9)	(107)
Stock-based compensation expense	162	15
Purchased in-process research and development	60	—
Gain on investments, net	(31)	(7)
Changes in operating assets and liabilities:
Accounts receivable, net	229	338
Inventories	30	79
Prepaid and other assets	264	(265)
Accounts payable	(6)	16
Other liabilities	(588)	(292)

Net cash provided by operating activities	230	174

Cash flows from investing activities:
Increase in restricted cash	(63)	—
Purchases of marketable debt securities	(1,652)	(5,115)
Proceeds from sales of marketable debt securities	4,038	4,066
Proceeds from maturities of marketable debt securities	289	651
Proceeds from sales of equity investments, net	17	47
Purchases of property, plant and equipment, net	(193)	(199)
Purchases of spare parts and other assets	(53)	(68)
Payments for acquisitions, net of cash acquired	(3,150)	(45)

Net cash used in investing activities	(767)	(663)

Cash flows from financing activities:
Proceeds from issuance of common stock, net	127	134
Principal payments on borrowings and other obligations	—	(252)

Net cash provided by (used in) financing activities	127	(118)

Net decrease in cash and cash equivalents	(410)	(607)
Cash and cash equivalents, beginning of period	2,051	2,141

Cash and cash equivalents, end of period	$1,641	$1,534

SUN MICROSYSTEMS, INC.

NON-GAAP CALCULATION OF NET LOSS EXCLUDING SPECIAL ITEMS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	March 26, 2006	March 27, 2005	March 26, 2006	March 27, 2005
Calculation of net loss excluding special items:
Net loss**, ***	$(217)	$(28)	$(563)	$(157)
Restructuring charges	36	44	58	176
Purchased in-process research and development	—	—	60	—
Gain on equity investments, net	(4)	(2)	(31)	(7)
Settlement income****		(54)		(54)
Settlement of litigation*	—	—	—	55
Valuation allowance on deferred tax assets	—	(34)	—	(34)
Related tax effects	(4)	(7)	(11)	(20)

Net loss excluding special items	$(189)	$(81)	$(487)	$(41)

Net loss excluding special items per common share
- basic & diluted	$(0.06)	$(0.02)	$(0.14)	$(0.01)

Shares used in the calculation of net loss excluding special items per common share – basic & diluted	3,443	3,376	3,425	3,358

*	Included in Cost of sales – products
**	Net loss for the three and nine months ended March 26, 2006 included $57 million and $162 million of stock-based compensation expense or approximately $0.02 per share and $0.05 per share, respectively.
***	Net loss for the three and nine months ended March 26, 2006 included $87 million and $354 million of purchase price accounting adjustments and intangible asset amortization relating to our recent acquisitions or approximately $0.03 per share and $0.10 per share, respectively.
****	Included in Interest and other income, Net

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

STATEMENTS OF OPERATIONS

	FY 2006				FY 2005					FY 2004
(in millions except per share amounts)	Q1	Q2	Q3	FY06	Q1	Q2	Q3	Q4	FY05	Q3	Q4	FY04
					(Restated)	(Restated)	(Restated)			(Restated)	(Restated)
NET REVENUES
Products	1,704	2,108	2,035	5,847	1,676	1,840	1,683	1,927	7,126	1,711	2,066	7,355
Services	1,022	1,229	1,142	3,393	952	1,001	944	1,047	3,944	940	1,044	3,830
TOTAL	2,726	3,337	3,177	9,240	2,628	2,841	2,627	2,974	11,070	2,651	3,110	11,185
Growth vs. prior year (%)	3.7%	17.5%	20.9%	14.1%	3.6%	-1.6%	-0.9%	-4.4%	-1.0%	-5.0%	4.3%	-2.2%
Growth vs. prior quarter (%)	-8.3%	22.4%	-4.8%		-15.5%	8.1%	-7.5%	13.2%		-8.2%	17.3%

COST OF SALES
Products	966	1,223	1,152	3,341	949	1,065	975	1,130	4,119	980	1,238	4,290
Cost of settlement	0	0	0	0	55	0	0	0	55	0	0	0

Total	966	1,223	1,152	3,341	1,004	1,065	975	1,130	4,174	980	1,238	4,290
Services	558	693	658	1,909	551	578	565	613	2,307	603	648	2,379
TOTAL	1,524	1,916	1,810	5,250	1,555	1,643	1,540	1,743	6,481	1,583	1,886	6,669
% of revenue	55.9%	57.4%	57.0%	56.8%	59.2%	57.8%	58.6%	58.6%	58.5%	59.7%	60.6%	59.6%

PRODUCTS GROSS MARGIN
Products	738	885	883	2,506	727	775	708	797	3,007	731	828	3,065
% of product revenue	43.3%	42.0%	43.4%	42.9%	43.4%	42.1%	42.1%	41.4%	42.2%	42.7%	40.1%	41.7%
Cost of settlement	0	0	0	0	(55)	0	0	0	(55)	-0	0	0
% of product revenue	0.0%	0.0%	0.0%	0.0%	-3.3%	0.0%	0.0%	0.0%	-0.8%	0.0%	0.0%	0.0%

Total product margin	738	885	883	2,506	672	775	708	797	2,952	731	828	3,065
% of product revenue	43.3%	42.0%	43.4%	42.9%	40.1%	42.1%	42.1%	41.4%	41.4%	42.7%	40.1%	41.7%

Services gross margin	464	536	484	1,484	401	423	379	434	1,637	337	396	1,451
% of service revenue	45.4%	43.6%	42.4%	43.7%	42.1%	42.3%	40.1%	41.5%	41.5%	35.9%	37.9%	37.9%

Total excluding settlement	1,202	1,421	1,367	3,990	1,128	1,198	1,087	1,231	4,644	1,068	1,224	4,516
% of revenue	44.1%	42.6%	43.0%	43.2%	42.9%	42.2%	41.4%	41.4%	42.0%	40.3%	39.4%	40.4%

Cost of settlement	0	0	0	0	(55)	0	0	0	(55)	0	0	0
% of revenue	0.0%	0.0%	0.0%	0.0%	-2.1%	0.0%	0.0%	0.0%	-0.5%	0.0%	0.0%	0.0%

TOTAL GROSS MARGIN	1,202	1,421	1,367	3,990	1,073	1,198	1,087	1,231	4,589	1,068	1,224	4,516
% of revenue	44.1%	42.6%	43.0%	43.2%	40.8%	42.2%	41.4%	41.4%	41.5%	40.3%	39.4%	40.4%

R&D	439	541	523	1,503	416	447	450	472	1,785	470	518	1,926
% of revenue	16.1%	16.2%	16.5%	16.3%	15.8%	15.7%	17.1%	15.9%	16.1%	17.7%	16.7%	17.2%
PURCHASED IN PROCESS R&D	60	0	0	60	0	0	0	0	0	0	69	70
% of revenue	2.2%	0.0%	0.0%	0.6%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	2.2%	0.6%
SG&A	828	1,056	1,020	2,904	670	726	735	788	2,919	842	849	3,317
% of revenue	30.4%	31.6%	32.1%	31.4%	25.5%	25.6%	28.0%	26.5%	26.4%	31.8%	27.3%	29.7%
RESTRUCTURING CHARGES	12	10	36	58	108	24	44	86	262	203	150	344
% of revenue	0.4%	0.3%	1.1%	0.6%	4.1%	0.8%	1.7%	2.9%	2.4%	7.7%	4.8%	3.1%
IMPAIRMENT EXPENSE	0	0	0	0	0	0	0	0	0	0	49	49
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.6%	0.4%

TOTAL OPERATING EXPENSES	1,339	1,607	1,579	4,525	1,194	1,197	1,229	1,346	4,966	1,515	1,635	5,706
% of revenue	49.1%	48.2%	49.7%	49.0%	45.4%	42.1%	46.8%	45.3%	44.9%	57.1%	52.6%	51.0%

OPERATING INCOME (LOSS)	(137)	(186)	(212)	(535)	(121)	1	(142)	(115)	(377)	(447)	(411)	(1,190)
Operating margin	-5.0%	-5.6%	-6.7%	-5.8%	-4.6%	0.0%	-5.4%	-3.9%	-3.4%	-16.9%	-13.2%	-10.6%

Interest and other income, net	44	25	26	95	31	33	37	32	133	23	30	94
Gain (loss) on equity investments, net	13	14	4	31	(4)	9	2	(1)	6	3	(6)	(64)
Settlement income	0	0	0	0	0	0	54	0	54	0	1,597	1,597
PRETAX INCOME (LOSS)	(80)	(147)	(182)	(409)	(94)	43	(49)	(84)	(184)	(421)	1,210	437
Pretax income (loss) margin	-2.9%	-4.4%	-5.7%	-4.4%	-3.6%	1.5%	-1.9%	-2.8%	-1.7%	-15.9%	38.9%	3.9%

INCOME TAX PROVISION (BENEFIT)	43	76	35	154	39	39	(21)	(134)	(77)	333	430	825
TAX RATE (%)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

NET INCOME (LOSS) (Reported)*****	(123)	(223)	(217)	(563)	(133)	4	(28)	50	(107)	(754)	780	(388)
Growth vs. prior year (%)	7.5%	-5675.0%	-675.0%	-258.6%	53.8%	103.2%	96.3%	-93.6%	72.4%	-18950.0%	178.5%	88.5%
Growth vs. prior quarter (%)	-346.0%	-81.3%	2.7%		-117.1%	103.0%	-800.0%	278.6%		-498.4%	203.4%
Net income (loss) margin	-4.5%	-6.7%	-6.8%	-6.1%	-5.1%	0.1%	-1.1%	1.7%	-1.0%	-28.4%	25.1%	-3.5%

EPS (Diluted) (Reported)	(0.04)	(0.07)	(0.06)	(0.16)	(0.04)	0.00	(0.01)	0.01	(0.03)	(0.23)	0.23	(0.12)
Growth vs. prior year (%)	0.0%	-100.0%	-500.0%	-220.0%	55.6%	100.0%	95.7%	-95.7%	75.0%	N/A	174.2%	-88.7%
Growth vs. prior quarter (%)	-500.0%	-75.0%	14.3%		-117.4%	100.0%	N/A	100.0%		-475.0%	200.0%

SHARES (CSE)(Diluted)	3,407	3,424	3,443	3,425	3,343	3,400	3,376	3,410	3,368	3,286	3,348	3,277
OUTSTANDING SHARES	3,409	3,458	3,470	3,470	3,344	3,375	3,381	3,408	3,408	3,293	3,336	3,336

The information above has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2005, filed with the SEC on September 13, 2005.

	FY 2006				FY 2005					FY 2004
(in millions)	Q1	Q2	Q3	FY06	Q1	Q2	Q3	Q4	FY05	Q3	Q4	FY04
REVENUE BY GEOGRAPHY
UNITED STATES ($M)	1,159	1,373	1,325	3,857	1,105	1,130	982	1,175	4,392	1,037	1,355	4,768
Growth vs. prior year (%)	4.9%	21.5%	34.9%	19.9%	-4.9%	-6.9%	-5.3%	-13.3%	-7.9%	-14.4%	2.1%	-5.5%
Growth vs. prior quarter (%)	-1.4%	18.5%	-3.5%		-18.5%	2.3%	-13.1%	19.7%		-14.6%	30.7%
INTERNATIONAL AMERICAS ($M)	141	194	207	542	110	165	144	171	590	136	158	562
Growth vs. prior year (%)	28.2%	17.6%	43.8%	29.4%	-5.2%	8.6%	5.9%	8.2%	5.0%	4.6%	9.7%	3.5%
Growth vs. prior quarter (%)	-17.5%	37.6%	6.7%		-30.4%	50.0%	-12.7%	18.8%		-10.5%	16.2%
EMEA ($M)	970	1,239	1,119	3,328	973	1,037	1,009	1,133	4,152	1,002	1,087	3,942
Growth vs. prior year (%)	0.0%	19.5%	10.9%	10.2%	18.4%	0.6%	0.7%	4.2%	5.3%	7.3%	7.6%	4.2%
Growth vs. prior quarter (%)	-14.4%	27.7%	-9.7%		-10.5%	6.6%	-2.7%	12.3%		-2.8%	8.5%
APAC ($M)	456	531	526	1,513	440	509	492	495	1,936	476	510	1,913
Growth vs. prior year (%)	3.6%	4.3%	6.9%	5.0%	0.9%	3.7%	3.4%	-2.9%	1.2%	-7.4%	1.8%	-7.1%
Growth vs. prior quarter (%)	-7.9%	16.4%	-0.9%		-13.7%	15.7%	-3.3%	0.6%		-3.1%	7.1%
% of Total Revenue
UNITED STATES (%)	42.5%	41.2%	41.7%	41.7%	42.1%	39.8%	37.4%	39.6%	39.7%	39.1%	43.5%	42.7%
INTERNATIONAL AMERICAS (%)	5.2%	5.8%	6.5%	6.0%	4.2%	5.8%	5.5%	5.7%	5.3%	5.1%	5.1%	5.0%
EMEA (%)	35.6%	37.1%	35.2%	36.0%	37.0%	36.5%	38.4%	38.1%	37.5%	37.8%	35.0%	35.2%
APAC (%)	16.7%	15.9%	16.6%	16.3%	16.7%	17.9%	18.7%	16.6%	17.5%	18.0%	16.4%	17.1%

PRODUCTS AND SERVICES REVENUE
COMPUTER SYSTEMS PRODUCTS ($M)	1,274	1,438	1,474	4,186	1,354	1,505	1,391	1,576	5,826	1,365	1,639	5,854
Growth vs. prior year (%)	-5.9%	-4.5%	6.0%	-1.5%	5.6%	-4.0%	1.9%	-3.8%	-0.5%	-10.8%	3.7%	-6.2%
Growth vs. prior quarter (%)	-19.2%	12.9%	2.5%		-17.4%	11.2%	-7.6%	13.3%		-12.9%	20.1%
DATA MANAGEMENT PRODUCTS ($M)	430	670	561	1,661	322	335	292	351	1,300	346	427	1,501
Growth vs. prior year (%)	33.5%	100.0%	92.1%	75.0%	-8.5%	-10.9%	-15.6%	-17.8%	-13.4%	-5.7%	0.9%	-3.2%
Growth vs. prior quarter (%)	22.5%	55.8%	-16.3%		-24.6%	4.0%	-12.8%	20.2%		-8.0%	23.4%
SUPPORT SERVICES ($M)	835	953	904	2,692	745	774	734	778	3,031	731	792	2,999
Growth vs. prior year (%)	12.1%	23.1%	23.2%	19.5%	1.9%	3.9%	0.4%	-1.8%	1.1%	3.8%	4.9%	5.5%
Growth vs. prior quarter (%)	7.3%	14.1%	-5.1%		-5.9%	3.9%	-5.2%	6.0%		-1.9%	8.3%
CLIENT SOLUTIONS & EDUCATIONAL SERVICES ($M)	187	276	238	701	207	227	210	269	913	209	252	831
Growth vs. prior year (%)	-9.7%	21.6%	13.3%	8.9%	21.1%	14.1%	0.5%	6.7%	9.9%	10.6%	12.5%	4.3%
Growth vs. prior quarter (%)	-30.5%	47.6%	-13.8%		-17.9%	9.7%	-7.5%	28.1%		5.0%	20.6%

NET BOOKINGS, SUN ONLY ($M)	2,413	3,018	2,680	8,111	2,453	2,976	2,536	3,078	11,043	2,617	3,179	11,314
Growth vs. prior year (%)	-1.6%	1.4%	5.7%	1.8%	-3.3%	-0.1%	-3.1%	-3.2%	-2.4%	-2.6%	5.3%	0.1%
Growth vs. prior quarter (%)	-21.6%	25.1%	-11.2%		-22.8%	21.3%	-14.8%	21.4%		-12.2%	21.5%
PRODUCT BACKLOG, SUN ONLY ($M)*	718	1,021	974		659	792	701	805		765	834

*	Our product backlog includes orders for which customer-requested delivery is scheduled within six months and orders that have been specified by the customers for which products have been shipped but revenue has been deferred.

BALANCE SHEETS

	FY 2006			FY 2005				FY 2004
(in millions)	Q1	Q2	Q3	Q1	Q2	Q3	Q4	Q3	Q4
				(Restated)	(Restated)	(Restated)		(Restated)	(Restated)
CASH & ST INVESTMENTS	2,501	2,449	2,872	3,520	3,639	3,135	3,396	2,372	3,601
ACCOUNTS RECEIVABLE, NET	2,087	2,289	2,301	1,730	1,840	2,020	2,231	2,201	2,339
RAW MATERIALS	82	95	49	71	64	75	48	144	82
WORK IN PROCESS	183	134	125	158	157	121	121	123	134
FINISHED GOODS	286	321	400	187	208	192	262	230	248

TOTAL INVENTORIES	551	550	574	416	429	388	431	497	464
OTHER CURRENT ASSETS	998	933	966	1,102	1,220	1,419	1,133	1,524	1,159

TOTAL CURRENT ASSETS	6,137	6,221	6,713	6,768	7,128	6,962	7,191	6,594	7,563
PP&E, NET	1,901	1,914	1,880	1,918	1,903	1,851	1,769	2,075	1,996
GOODWILL	2,466	2,472	2,487	406	406	441	441	470	406
LT MARKETABLE DEBT SECURITIES	2,032	1,827	1,557	3,913	3,825	4,222	4,128	3,111	4,007
OTHER NON-CURRENT ASSETS, NET	1,938	1,874	1,733	804	774	704	661	853	833

TOTAL ASSETS	14,474	14,308	14,370	13,809	14,036	14,180	14,190	13,103	14,805

SHORT TERM BORROWINGS	512	508	505	0	0	0	0	257	257
ACCOUNTS PAYABLE	1,091	1,214	1,315	807	963	1,071	1,167	1,011	1,057
ACCRUED LIABILITIES & OTHER	2,147	1,905	1,918	2,108	2,049	2,090	1,951	1,898	2,199
DEFERRED REVENUES	1,507	1,541	1,651	1,346	1,313	1,399	1,648	1,342	1,617

TOTAL CURRENT LIABILITIES	5,257	5,168	5,389	4,261	4,325	4,560	4,766	4,508	5,130
LT DEBT	603	593	585	1,163	1,145	1,116	1,123	1,209	1,175
LT DEFERRED REVENUES	549	469	505	524	519	519	544	537	557
OTHER NON-CURRENT OBLIGATIONS	1,410	1,585	1,504	1,504	1,482	1,429	1,083	1,248	1,460
STOCKHOLDERS’ EQUITY	6,655	6,493	6,387	6,357	6,565	6,556	6,674	5,601	6,483

TOTAL LIABILITIES & SE	14,474	14,308	14,370	13,809	14,036	14,180	14,190	13,103	14,805

CASH FLOW

	Q1	Q2	Q3	FY06	Q1	Q2	Q3	Q4	FY05	Q3	Q4	FY04
OPERATING ACTIVITIES	224	(191)	197	230	124	52	(2)	195	369	385	2,172	2,226
INVESTING ACTIVITIES	(770)	(214)	217	(767)	157	(475)	(345)	238	(425)	(338)	(1,604)	(2,311)
FINANCING ACTIVITIES	3	90	34	127	(235)	99	18	84	(34)	31	67	211

KEY METRICS

	Q1	Q2	Q3	Q1	Q2	Q3	Q4	Q3	Q4
INVENTORY TURNS (hist.)	13.4	13.7	10.8	15.9	14.7	15.0	14.5	14.5	15.2
INVENTORY TURNS-PRODUCT ONLY (hist.)	8.6	8.8	6.9	10.3	9.4	9.7	9.3	9.3	9.8
DAYS SALES OUTSTANDING	69	62	65	59	58	69	68	75	68
DAYS PAYABLES OUTSTANDING	(64)	(57)	(65)	(47)	(53)	(63)	(60)	(57)	(50)
DAYS OF SUPPLY ON HAND	33	26	29	24	23	23	22	28	22
L-T DEBT/EQUITY (%)	9.1%	9.1%	9.2%	18.3%	17.4%	17.0%	16.8%	21.6%	18.1%
ROE (12 mo. avg.)(%)	-1.5%	-4.9%	-7.8%	-3.8%	-1.6%	9.6%	-1.6%	-35.1%	-6.3%
BOOK VALUE PER SHARE ($)	1.95	1.89	1.84	1.90	1.95	1.94	1.96	1.70	1.94
PRICE PER SHARE @ CLOSE	3.87	4.36	4.97	4.13	5.44	4.03	3.73	4.11	4.33
ROA (12 mo. avg.)(%)	-0.7%	-2.3%	-3.6%	-1.7%	-0.7%	4.4%	-0.8%	-16.8%	-2.9%
DEPREC. & AMORT. ($M)	189	265	228	187	191	191	198	175	231
CAPITAL INVESTMENTS ($M)	48	82	63	56	85	58	58	62	60
SPARES INVESTMENTS ($M)	20	20	13	12	30	26	22	30	15
NUMBER OF EMPLOYEES	38,588	38,802	37,862	32,449	31,855	31,999	31,117	35,386	34,962
REV. PER EMP. (12 mo.)($K)	289.4	300.6	314.8	347.5	352.5	350.2	355.8	312.5	319.9
GM PER EMP. (12mo.)($K)	122.3	127.3	134.6	140.9	143.2	143.2	147.5	129.9	129.2
OP EXP AS % OF REV (12mo.)	45.8%	47.3%	48.1%	50.0%	49.3%	46.9%	44.9%	48.6%	51.0%
NET INCOME (LOSS) PER EMP. (12mo.)($K)	(2.5)	(8.4)	(13.2)	(7.2)	(3.2)	19.5	(3.4)	(61.1)	(11.1)

The information above has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2005, filed with the SEC on September 13, 2005.

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

NON-GAAP CALCULATION OF NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS

	FY 2006				FY 2005					FY 2004
(in millions except per share amounts)	Q1	Q2	Q3	FY06	Q1	Q2	Q3*	Q4****	FY05*	Q3	Q4	FY04
					(Restated)	(Restated)	(Restated)			(Restated)	(Restated)
GAAP net income (loss)*****, ******	(123)	(223)	(217)	(563)	(133)	4	(28)	50	(107)	(754)	780	(388)
In-process research and development	60	0	0	60	0	0	0	0	0	0	69	70
Restructuring charges	12	10	36	58	108	24	44	86	262	203	150	344
Loss (gain) on equity investments, net	(13)	(14)	(4)	(31)	4	(9)	(2)	1	(6)	(3)	6	64
Impairment expense	0	0	0	0	0	0	0	0	0	0	49	49
Settlement income	0	0	0	0	0	0	(54)	0	(54)	0	(1,597)	(1,597)
Settlement of litigation**	0	0	0	0	55	0	0	0	55	0	0	0
Valuation allowance on deferred tax assets	0	0	0	0	0	0	(34)	0	(34)	300	0	300
Related tax effects	(4)	(3)	(4)	(11)	(7)	(6)	(7)	(6)	(26)	0	367	367

Net income (loss) excluding special items	(68)	(230)	(189)	(487)	27	13	(81)	131	90	(254)	(176)	(791)
Growth vs. prior year (%)	-351.9%	-1869.2%	133.3%	-1087.8%	110.3%	113.0%	68.1%	174.4%	111.4%	-2409.1%	-355.1%	-6691.7%
EPS (Diluted) excluding special items ***	(0.02)	(0.07)	(0.06)	(0.14)	0.01	0.00	(0.02)	0.04	0.03	(0.08)	(0.05)	(0.24)
Growth vs. prior year (%)	-300.0%	-100.0%	-100.0%	-566.7%	112.5%	100.0%	75.0%	180.0%	112.5%	-100.0%	-350.0%	-100.0%

SHARES (CSE)(Diluted)	3,407	3,424	3,443	3,425	3,343	3,400	3,376	3,410	3,368	3,286	3,348	3,277
OUTSTANDING SHARES	3,409	3,458	3,470	3,470	3,344	3,375	3,381	3,408	3,408	3,293	3,336	3,336

*	The non-GAAP calculation of Net income (loss) excluding special items for the three month period ended March 27, 2005 and year ended June 30, 2005 includes a $69 million benefit for the impact of the change in Dutch withholding tax legislation which was effected in the third quarter of fiscal 2005 and a $213 million benefit arising from adjustments to our income tax reserves resulting from the conclusion of a U.S. and foreign income tax audit.
**	Included in Cost of sales – products
***	For the year ended June 30, 2005, and the quarters ended September 26, 2004, and June 30, 2004, Sun used 3,392, 3,356, and 3,327 shares, respectively, to calculate the “EPS (Diluted) excluding special items”. For all other periods, the number of shares used to calculate “EPS (Diluted) (Reported)” and “EPS (Diluted) excluding special items” was the same.
****	The non-GAAP calculation of net income excluding special items for the three months ended June 30, 2005 includes a $213 million benefit arising from adjustments to our income tax reserves resulting from the conclusion of a U.S. and foreign income tax audit.
*****	Net loss for the three months ended March 26, 2006, three months ended December 25, 2005 and three months ended September 25, 2005 included $57 million, $55 million and $50 million of stock-based compensation expense or approximately $0.02 per share, $0.02 per share and $0.01 per share, respectively.
******	Net loss for the three months ended March 26, 2006, three month ended December 25, 2005 and three months ended September 25, 2005 included $87 million, $145 million and $122 million of purchase price accounting adjustments and intangible asset amortization relating to our recent acquisitions or approximately $0.03 per share, $0.04 per share and $0.04 per share, respectively.

The information above has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2005, filed with the SEC on September 13, 2005.